GMAC RFC  [GRAPHIC OMITTED]

      CERTIFICATION REGARDING COMPLIANCE WITH APPLICABLE SERVICING CRITERIA

1. Residential Funding Company, LLC ("RFC") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include (i) all
     SEC-registered transactions closed on or after January 1, 2006 and (ii) unregistered transactions where RFC has agreed to prepare an assessment of compliance in conformity with Item 1122 of Regulation AB, for which RFC acted as a master servicer and/or securities administrator and involving first and second lien mortgage loans and home equity loans whether sold as whole loans or transferred in connection with securitization transactions (the "RFC Master Servicing Platform"), as set forth in Appendix B hereto.

2. Except as set forth in paragraph 3 below, RFC used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

3. The criteria listed in the column titled "Inapplicable to Residential Funding Company, LLC as Master Servicer and Securities Administrator" in Appendix A hereto are inapplicable to RFC based on the activities it performs with respect to the RFC Master Servicing Platform;

4. RFC has complied, in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the RFC Master Servicing Platform taken as a whole.

5. PricewaterhouseCoopers, LLP, a registered independent public accounting firm, has issued an attestation report on RFC's assessment of compliance with the applicable servicing criteria for the Reporting Period.


March 17, 2008

                                               Residential Funding Company, LLC

                                               By:     /s/ Anthony N. Renzi
                                               Name:   Anthony N. Renzi
                                               Title:  Managing Director


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

                                                     APPENDIX A

          ------------------------------------------------------------------------- ------------------------------------

                                     SERVICING CRITERIA                                     SERVICING CRITERIA
          ------------------------------------------------------------------------- ------------------------------------
           Reg AB Reference                         Criteria                         Applicable to     Inapplicable to
                                                                                      Residential        Residential
                                                                                        Funding       Funding Company,
                                                                                    Company, LLC as     LLC as Master
                                                                                    Master Servicer     Servicer and
                                                                                     and Securities      Securities
                                                                                     Administrator      Administrator
          ------------------- ----------------------------------------------------- ----------------- ------------------
                                       General Servicing Considerations
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(1)(i)       Policies and procedures are instituted to monitor            X
                              any performance or other triggers and events of
                              default in accordance with the transaction
                              agreements.
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(1)(ii)      If any material servicing activities are outsourced
                              to third parties, policies and procedures are                                   X
                              instituted to monitor the third party's performance
                              and compliance with such servicing activities.
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(1)(iii)     Any requirements in the transaction agreements to            X
                              maintain a back-up Servicer for the pool assets are
                              maintained.
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(1)(iv)      A fidelity bond and errors and omissions policy is
                              in effect on the party participating in the                  X
                              servicing function throughout the reporting period
                              in the amount of coverage required by and otherwise
                              in accordance with the terms of the transaction
                              agreements.
          ------------------- ----------------------------------------------------- ----------------- ------------------
                                      Cash Collection and Administration
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(2)(i)       Payments on pool assets are deposited into the
                              appropriate custodial bank accounts and related              X
                              bank clearing accounts no more than two business
                              days following receipt, or such other number of
                              days specified in the transaction agreements.
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(2)(ii)      Disbursements made via wire transfer on behalf of            X
                              an obligor or to an investor are made only by
                              authorized personnel.
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(2)(iii)     Advances of funds or guarantees regarding
                              collections, cash flows or distributions, and any            X
                              interest or other fees charged for such advances,
                              are made, reviewed and approved as specified in the
                              transaction agreements.
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(2)(iv)      The related accounts for the transaction, such as
                              cash reserve accounts or accounts established as a                              X
                              form of overcollateralization, are separately
                              maintained (e.g., with respect to commingling of
                              cash) as set forth in the transaction agreements.
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(2)(v)       Each custodial account is maintained at a federally
                              insured depository institution as set forth in the
                              transaction agreements. For purposes of this                 X
                              criterion, "federally insured depository
                              institution" with respect to a foreign financial
                              institution means a foreign financial institution
                              that meets the requirements of Rule 13k-1(b)(1) of
                              the Securities Exchange Act.
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(2)(vi)      Unissued checks are safeguarded so as to prevent                                X
                              unauthorized access.
          ------------------- ----------------------------------------------------- ----------------- ------------------




          ------------------------------------------------------------------------- ------------------------------------

                                     SERVICING CRITERIA                                     SERVICING CRITERIA
          ------------------------------------------------------------------------- ------------------------------------
           Reg AB Reference                         Criteria                         Applicable to     Inapplicable to
                                                                                      Residential        Residential
                                                                                        Funding       Funding Company,
                                                                                    Company, LLC as     LLC as Master
                                                                                    Master Servicer     Servicer and
                                                                                     and Securities      Securities
                                                                                     Administrator      Administrator
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(2)(vii)     Reconciliations are prepared on a monthly basis for
                              all asset-backed securities related bank accounts,
                              including custodial accounts and related bank                X
                              clearing accounts. These reconciliations are (A)
                              mathematically accurate; (B) prepared within 30
                              calendar days after the bank statement cutoff date,
                              or such other number of days specified in the
                              transaction agreements; (C) reviewed and approved
                              by someone other than the person who prepared the
                              reconciliation; and (D) contain explanations for
                              reconciling items. These reconciling items are
                              resolved within 90 calendar days of their original
                              identification, or such other number of days
                              specified in the transaction agreements.
          ------------------- ----------------------------------------------------- ----------------- ------------------
                                      Investor Remittances and Reporting
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(3)(i)       Reports to investors, including those to be filed
                              with the Commission, are maintained in accordance
                              with the transaction agreements and applicable
                              Commission requirements. Specifically, such reports          X
                              (A) are prepared in accordance with timeframes and
                              other terms set forth in the transaction
                              agreements; (B) provide information calculated in
                              accordance with the terms specified in the
                              transaction agreements; (C) are filed with the
                              Commission as required by its rules and
                              regulations; and (D) agree with investors' or the
                              trustee's records as to the total unpaid principal
                              balance and number of pool assets serviced by the
                              Servicer.
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(3)(ii)      Amounts due to investors are allocated and remitted          X
                              in accordance with timeframes, distribution
                              priority and other terms set forth in the
                              transaction agreements.
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(3)(iii)     Disbursements made to an investor are posted within          X
                              two business days to the Servicer's investor
                              records, or such other number of days specified in
                              the transaction agreements.
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(3)(iv)      Amounts remitted to investors per the investor               X
                              reports agree with cancelled checks, or other form
                              of payment, or custodial bank statements.
          ------------------- ----------------------------------------------------- ----------------- ------------------
                                          Pool Asset Administration
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(4)(i)       Collateral or security on pool assets is maintained          X
                              as required by the transaction agreements or
                              related mortgage loan documents.
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(4)(ii)      pool asset and related documents are safeguarded as                             X
                              required by the transaction agreements
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(4)(iii)     Any additions, removals or substitutions to the
                              asset pool are made, reviewed and approved in                X
                              accordance with any conditions or requirements in
                              the transaction agreements.
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(4)(iv)      Payments on pool assets, including any payoffs,
                              made in accordance with the related pool asset               X
                              documents are posted to the Servicer's obligor
                              records maintained no more than two business days
                              after receipt, or such other number of days
                              specified in the transaction agreements, and
                              allocated to principal, interest or other items
                              (e.g., escrow) in accordance with the related pool
                              asset documents.
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(4)(v)       The Servicer's records regarding the pool assets                                X
                              agree with the Servicer's records with respect to
                              an obligor's unpaid principal balance.
          ------------------- ----------------------------------------------------- ----------------- ------------------




          ------------------------------------------------------------------------- ------------------------------------

                                     SERVICING CRITERIA                                     SERVICING CRITERIA
          ------------------------------------------------------------------------- ------------------------------------
           Reg AB Reference                         Criteria                         Applicable to     Inapplicable to
                                                                                      Residential        Residential
                                                                                        Funding       Funding Company,
                                                                                    Company, LLC as     LLC as Master
                                                                                    Master Servicer     Servicer and
                                                                                     and Securities      Securities
                                                                                     Administrator      Administrator
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(4)(vi)      Changes with respect to the terms or status of an
                              obligor's pool assets (e.g., loan modifications or           X
                              re-agings) are made, reviewed and approved by
                              authorized personnel in accordance with the
                              transaction agreements and related pool asset
                              documents.
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(4)(vii)     Loss mitigation or recovery actions (e.g.,
                              forbearance plans, modifications and deeds in lieu           X
                              of foreclosure, foreclosures and repossessions, as
                              applicable) are initiated, conducted and concluded
                              in accordance with the timeframes or other
                              requirements established by the transaction
                              agreements.
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(4)(viii)    Records documenting collection efforts are
                              maintained during the period a pool asset is
                              delinquent in accordance with the transaction
                              agreements. Such records are maintained on at least                             X
                              a monthly basis, or such other period specified in
                              the transaction agreements, and describe the
                              entity's activities in monitoring delinquent pool
                              assets including, for example, phone calls, letters
                              and payment rescheduling plans in cases where
                              delinquency is deemed temporary (e.g., illness or
                              unemployment).
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(4)(ix)      Adjustments to interest rates or rates of return
                              for pool assets with variable rates are computed             X
                              based on the related pool asset documents.
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(4)(x)       Regarding any funds held in trust for an obligor
                              (such as escrow accounts): (A) such funds are
                              analyzed, in accordance with the obligor's pool
                              asset documents, on at least an annual basis, or                                X
                              such other period specified in the transaction
                              agreements; (B) interest on such funds is paid, or
                              credited, to obligors in accordance with applicable
                              pool asset documents and state laws; and (C) such
                              funds are returned to the obligor within 30
                              calendar days of full repayment of the related pool
                              assets, or such other number of days specified in
                              the transaction agreements.
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(4)(xi)      Payments made on behalf of an obligor (such as tax
                              or insurance payments) are made on or before the
                              related penalty or expiration dates, as indicated                               X
                              on the appropriate bills or notices for such
                              payments, provided that such support has been
                              received by the Servicer at least 30 calendar days
                              prior to these dates, or such other number of days
                              specified in the transaction agreements.
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(4)(xii)     Any late payment penalties in connection with any
                              payment to be made on behalf of an obligor are paid
                              from the Servicer's funds and not charged to the                                X
                              obligor, unless the late payment was due to the
                              obligor's error or omission.
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(4)(xiii)    Disbursements made on behalf of an obligor are
                              posted within two business days to the obligor's                                X
                              records maintained by the Servicer, or such other
                              number of days specified in the transaction
                              agreements.
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(4)(xiv)     Delinquencies, charge-offs and uncollectible
                              accounts are recognized and recorded in accordance           X
                              with the transaction agreements.
          ------------------- ----------------------------------------------------- ----------------- ------------------
          1122(d)(4)(xv)      Any external enhancement or other support,
                              identified in Item 1114(a)(1) through (3) or Item            X
                              1115 of Regulation AB, is maintained as set forth
                              in the transaction agreements.
          ------------------- ----------------------------------------------------- ----------------- ------------------

                                   APPENDIX B

2007-EMX1             2007-S5               2006-QA1             2006-RZ1
2007-HI1              2007-S6               2006-QA10            2006-RZ2
2007-HSA1             2007-S7               2006-QA11            2006-RZ3
2007-HSA2             2007-S8               2006-QA2             2006-RZ4
2007-HSA3             2007-S9               2006-QA3             2006-RZ5
2007-KS1              2007-SA1              2006-QA4             2006-S1
2007-KS2              2007-SA2              2006-QA5             2006-S10
2007-KS3              2007-SA3              2006-QA6             2006-S11
2007-KS4              2007-SA4              2006-QA7             2006-S12
2007-QA1              2007-SP1              2006-QA8             2006-S2
2007-QA2              2007-SP2              2006-QA9             2006-S3
2007-QA3              2007-SP3              2006-QH1             2006-S4
2007-QA4              2006-EFC1             2006-QO1             2006-S5
2007-QA5              2006-EFC2             2006-QO10            2006-S6
2007-QH1              2006-EMX1             2006-QO2             2006-S7
2007-QH2              2006-EMX2             2006-QO3             2006-S8
2007-QH3              2006-EMX3             2006-QO4             2006-S9
2007-QH4              2006-EMX4             2006-QO5             2006-SA1
2007-QH5              2006-EMX5             2006-QO6             2006-SA2
2007-QH6              2006-EMX6             2006-QO7             2006-SA3
2007-QH7              2006-EMX7             2006-QO8             2006-SA4
2007-QH8              2006-EMX8             2006-QO9             2006-SP1
2007-QH9              2006-EMX9             2006-QS1             2006-SP2
2007-QO1              2006-HI1              2006-QS10            2006-SP3
2007-QO2              2006-HI2              2006-QS11            2006-SP4
2007-QO3              2006-HI3              2006-QS12
2007-QO4              2006-HI4              2006-QS13            2006-C4
2007-QO5              2006-HI5              2006-QS14            2006-C5
2007-QS1              2006-HSA1             2006-QS15
2007-QS10             2006-HSA2             2006-QS16
2007-QS11             2006-HSA3             2006-QS17
2007-QS2              2006-HSA4             2006-QS18
2007-QS3              2006-HSA5             2006-QS2
2007-QS4              2006-KS1              2006-QS3
2007-QS5              2006-KS2              2006-QS4
2007-QS6              2006-KS3              2006-QS5
2007-QS7              2006-KS4              2006-QS6
2007-QS8              2006-KS5              2006-QS7
2007-QS9              2006-KS6              2006-QS8
2007-RS1              2006-KS7              2006-QS9
2007-RS2              2006-KS8              2006-RS1
2007-RZ1              2006-KS9              2006-RS2
2007-S1               2006-NC1              2006-RS3
2007-S2               2006-NC2              2006-RS4
2007-S3               2006-NC3              2006-RS5
2007-S4                                     2006-RS6

2007-2N               2006-BAFC-1
2007-DBALT-OA1        2006-BAFC-5
2007-DBALT-RAMP1      2006-DBALT-AR1
2007-DLJMC-HCSB       2006-HWH10
2007-GSR-AR1          2006-HWH17

2007-GSR-OA1          2006-HWH19
2007-GSR-OA2          2006-KWH1
2007-HALO-AR2         2006-KWH3B
2007-HEL1             2006-LUM-5
2007-HV2              2006-LUM-6
2007-HV7              2006-MARM-OA1
2007-LUM-2            2006-MARM-OA2
2007-LXS-12N          2006-POWH13
2007-LXS-15N          2006-POWH13B
2007-LXS-4N LEHMAN    2006-POWH16
2007-MANA-A2          2006-POWH16B
2007-MANA-AF1         2006-POWH17
2007-MANA-OAR3        2006-POWH17B
2007-MANA-OAR4        2006-POWH18
2007-MARM-3           2006-POWH18B
2007-POWH3            2006-POWH20
2007-QRWH1            2006-POWH21
2007-SARM-06          2006-POWH22
2007-SARM-3 LEHMAN    2006-QWH20
2001-PTWH11           2006-QWH8
2003-PTWH18           2006-WH1
2005-QWH13            2006-WH11
2005-QWH7             2006-WH12
2005-WH20             2006-WH21
2005-WH25A
2005-WH25B
2005-WH28B
2005-WH29

2007-ACE SL1
2007-HALO AR1
2007-MARM1
2007-RFC1
2006-18N
2006-BAFC6
2006-CMLT1 AAR7
2006-D
2006-DBALT-AF1
2006-GSAA1
2006-GSAMP HE8
2006-GSR-AR2
2006-LUM3
2006-MARM-OA3
2006-RFC1 CCM


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